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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                 Amendment No. 1
                                       to

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             May 20, 1998
                                                              ------------

                       BANC ONE AUTO GRANTOR TRUST 1997-B
                    -----------------------------------------
                    (Issuer with respect to the Certificates)


                              BANK ONE, TEXAS, N.A.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  United States
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


      333-38681                                     75-2270994
------------------------              ------------------------------------
(Commission File Number)              (IRS Employer Identification Number)



c/o Bank One, Texas, N.A., as Servicer, Attn: John Jeager,
150 East Campus View, Columbus, Ohio                                   43235
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)


                                 (614) 248-3718
               --------------------------------------------------
               Registrant's telephone number, including area code



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



Item 5.    Other Events

           On May 20, 1998, the Banc One Auto Grantor Trust 1997-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.29% Asset Backed Certificates and Class B 6.46% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

           This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from April 20, 1998 through May 19, 1998 and for the Collection Period from April 1, 1998 through April 30, 1998.


Item 7.    Exhibits

           See page 4 for Exhibit Index.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BANC ONE AUTO GRANTOR TRUST 1997-B

                                By:   Bank One, Texas, N.A., as Servicer
                                         on behalf of the Trust


                                By:    /s/  Tracie H. Klein
                                       --------------------
                                       Tracie H. Klein
                                       Vice President



Date:  May 18, 1998
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



EXHIBIT INDEX

Exhibit         Description                                                             Page
-------         -----------                                                             ----

99.1            Monthly Statement and Additional Information............................5-13
